                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 13, 2004

                 Date of earliest event reported: June 28, 2004

                               Jarden Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-21052                35-1828377
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)

555 Theodore Fremd Avenue, Rye, New York                       10580
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (914) 967-9400
                                                           --------------

         (Former name or former address, if changed since last report.)

     This Form 8-K/A amends the current report on Form 8-K dated July 12, 2004
(as amended on August 6, 2004) to include Exhibit 23.1 hereto.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)      Exhibits. The following exhibits are filed herewith as part of this report:

         Exhibit            Description
         -------            -----------
         23.1               Consent of Deloitte & Touche LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2004

                                                 JARDEN CORPORATION

                                          By:    /s/     Desiree DeStefano
                                                 -----------------------------
                                                 Name:  Desiree DeStefano
                                                 Title: Senior Vice President